Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Daniel de Liege, the Chief Executive Officer, Director, President and Secretary of ALLIANCE MEDIA GROUP HOLDINGS, INC. (the “Company”), DOES HEREBY CERTIFY that:

      1.  The Company's Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2013 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      IN WITNESS WHEREOF, each of the undersigned has executed this statement this 14th day of August 2013.

/s/ Daniel de Liege

_________________________

Daniel de Liege

Principal Executive Office

A signed original of this written statement required by Section 906 has been provided to ALLIANCE MEDIA GROUP HOLDINGS, INC. and will be retained by ALLIANCE MEDIA GROUP HOLDINGS, INC. and furnished to the Securities and Exchange Commission or its staff upon request.